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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                October 19, 1999

                              --------------------


                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)



                                    DELAWARE
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)

                  0-18929                                 75-2349915
                  -------                                 ----------
         (Commission File Number)             (IRS Employer Identification No.)

           690 EAST LAMAR BLVD.
                 SUITE 200
             ARLINGTON, TEXAS                               76011
             ----------------                               -----
 (Address of Principal Executive Offices)                 (Zip Code)
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                                 (817) 265-4113
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On October 19, 1999, the Board of Directors of the Registrant (the
"Board") authorized the amendment and restatement of its stockholder rights plan, dated as of November 7, 1990, resulting in an Amended and Restated Rights
Agreement, dated as of October 19, 1999 (the "Amended Rights Agreement"), between the Registrant and BankBoston, N.A., as rights agent.

         The Amended Rights Agreement was adopted in the normal course of updating and extending the predecessor stockholder rights plan which was scheduled to expire on December 31, 2000 and not in response to any acquisition proposal.

         In the Amended Rights Agreement, the Registrant has extended the expiration date of its stockholder rights plan to October 19, 2009, and has amended it to reflect prevailing stockholder rights plan terms. These amendments included, without limitation, the following: (a) the threshold beneficial ownership level of the common stock which triggers (i) the exercise of the rights, (ii) the "flip-in" feature of the rights and (iii) the "flip-over" feature of the rights has been reduced from 20% to 15%; (b) the threshold beneficial ownership level of the common stock sought in a commenced or in an announced tender or exchange offer that triggers the exercisability of the rights has been lowered from 25% to 15%; (c) the exercise price for the purchase of 1/100th share of the Registrant's Series A Junior Participating Cumulative
Preferred Stock, par value $1.00 per share, has been increased from $36.00 to $70.00; (d) an exchange provision has been added which provides that the Board may elect to exchange the Rights (as defined in the Amended Rights Agreement) in whole or in part, for shares of Common Stock of the Registrant at an exchange ratio of one share of Common Stock per Right; and (e) the continuing director provision in the predecessor stockholder rights plan has been omitted from the Amended Rights Agreement.

         A copy of the Amended Rights Agreement is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibit.


ITEM 7.           EXHIBITS.

         Exhibit 4 Form of Amended and Restated Rights Agreement dated as of October 19, 1999, between the Registrant and Bank Boston, N.A., as rights agent, including Form of Certificate of Designation for the Preferred Stock as Exhibit A, Form of Rights Certificate as Exhibit B, and the Summary of Rights to purchase Preferred Stock as Exhibit C.


         Exhibit 99       Form of Press Release, dated November 2, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TANDY BRANDS ACCESSORIES, INC.



Date:  November 2, 1999                By:  /s/ J.S.B. Jenkins
                                          ------------------------------
                                            J.S.B. Jenkins, President





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                               INDEX TO EXHIBITS

       Exhibit
       Number                     Description
       -------                    -----------

         4        Form of Amended and Restated Rights Agreement dated as of
                  October 19, 1999, between the Registrant and Bank Boston,
                  N.A., as rights agent, including Form of Certificate of Designation for the Preferred Stock as Exhibit A, Form of
                  Rights Certificate as Exhibit B, and the Summary of Rights to purchase Preferred Stock as Exhibit C.


         99       Form of Press Release, dated November 2, 1999.
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